Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with Amendment No. 1 to the Quarterly Report of Casual
Male Retail Group, Inc. (formerly Designs, Inc., the "Company") on Form
10-Q/A for the quarterly period ended May 4, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
David A. Levin, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 11, 2002



                                          /s/ David A. Levin
                                          --------------------------------
                                          David A. Levin
                                          Chief Executive Officer
                                          (Principal Executive Officer)

      This certification accompanies the Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.